NOTICE OF GUARANTEED DELIVERY AND CONSENT
                to Tender and Give Consent in Respect of Liquid Yield Option Notes Due 2004 (Zero Coupon - Subordinated)
                         CUSIP No. 825039 AC 4
                                   of
                             SHONEY'S, INC.


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THE OFFER WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON AUGUST 14,
2000, UNLESS EXTENDED (SUCH TIME AND DATE, AS IT MAY BE EXTENDED, THE "EXPIRATION DATE"). HOLDERS OF LYONS MUST TENDER THEIR LYONS (AND NOT HAVE WITHDRAWN SUCH LYONS) AND PROVIDE CORRESPONDING CONSENTS TO THE PROPOSED AMENDMENTS (AND NOT HAVE REVOKED SUCH CONSENTS) ON OR PRIOR TO THE EXPIRATION DATE TO RECEIVE THE TENDER OFFER AND CONSENT CONSIDERATION.
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     As set forth under the caption "The Tender Offers and Consent
Solicitations-Guaranteed Delivery" in the Purchase Offer and Consent Solicitation Statement by Shoney's, Inc. dated July 18, 2000 (as it may be supplemented or amended from time to time, the "Statement") and the related Letter of Transmittal and Consent (as it may be supplemented or amended from time to time, the "Letter of Transmittal and Consent," and together with the Statement, the "Offer") to purchase all of the outstanding LYONs (as defined below), this form may be used to tender LYONs pursuant to the Offer if certificates representing LYONs are not immediately available or the certificates representing LYONs and all other required documents cannot be delivered to the Depositary on or prior to the Expiration Date (as defined in the Statement) or if timely compliance with the procedures for delivery by book-entry transfer of LYONs is not possible. Such properly completed and duly executed form must be delivered (via mail, hand delivery or facsimile) to and received by the Depositary on or prior to 11:59 P.M., New York City time, on the Expiration Date at the address below and must include a guarantee by an Eligible Institution.

     The terms and conditions of the Offer are incorporated by reference in this Notice of Guaranteed Delivery and Consent. Capitalized terms used, but not defined, in this Notice of Guaranteed Delivery and Consent which are defined in the Statement have the respective meanings set out in the Statement.

                       The Depositary for the Offer is

                             THE BANK OF NEW YORK

                     By Mail, Overnight Courier or Hand:
                              101 Barclay Street
                                 Floor 7 East
                           New York, New York  10286
                    Attn: Reorganization Section, Kin Lau

           By Facsimile for Eligible Institutions:  (212) 815-6339
                 To Confirm by Telephone:  (212) 815-3750






                   The Information Agent for the Offer is:

                           D.F. KING & CO., INC.

                              77 Water Street
                          New York, New York 10005

            Bankers and Brokers Call Collect:  (212) 269-5550
                 All Others Call Toll-Free: (888) 242-8157


DELIVERY OF THIS INSTRUMENT TO THE DEPOSITARY AT AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY AND CONSENT OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal and Consent is required to be guaranteed by a Medallion Signature Guarantor under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box in the Letter of Transmittal and Consent.





















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TO:     SHONEY'S, INC.
AND TO: THE BANK OF NEW YORK, AS DEPOSITARY

     The undersigned hereby tenders to Shoney's, Inc. (the "Company") upon the terms and subject to the conditions set forth in the Offer, receipt of which is hereby acknowledged, the principal amount at maturity of Liquid Yield Option Notes Due 2004 (Zero Coupon - Subordinated) (the "LYONs") specified below and Consents relating thereto, pursuant to the guaranteed delivery procedure set forth in the Statement under the caption "The Tender Offers and Consent Solicitations-Guaranteed Delivery."

IF PRIOR TO THE EXPIRATION DATE, ANY HOLDER TENDERS LYONS BY SUBMITTING A NOTICE OF GUARANTEED DELIVERY AND CONSENT SUCH HOLDER WILL BE DEEMED, BY ACCEPTANCE OF THE OFFER, TO CONSENT TO THE PROPOSED AMENDMENTS WITH RESPECT TO ALL SUCH TENDERED LYONS.























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______________________________________    ___________________________________

______________________________________    ___________________________________
 Certificate Nos. (if available)
                                          ___________________________________

                                          ___________________________________
                                              Name(s) of Record Holder(s)
                                                (Please Type or Print)


______________________________________    Address(es) of Holder(s):
Aggregate Principal Amount at Maturity
of LYONs Tendered
                                          __________________________________


                                          ___________________________________


                                          ___________________________________
                                                           Postal/Zip Code

                                          Telephone No.:


                                          (_______)__________________________
                                          (Area Code)


                                           __________________________________
                                                      Signature(s)


                                           __________________________________
                                                          Date


  _________________________________________________________________________

Check box if LYONs will be delivered by
book-entry transfer: [  ]


____________________________________
Transaction Code Number

____________________________________
Name of Tendering Institution

____________________________________
Account No.

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                                 GUARANTEE

                  (Not to be used for signature guarantees)

     The undersigned, in the case of Letters of Transmittal and Consents being submitted to the Depositary, a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office in the United States, guarantees to deliver to the Depositary either the certificates evidencing all tendered LYONs, in proper form, or to deliver LYONs pursuant to the procedures for book-entry transfer in the Depositary's account at The Depository Trust Company, together with the Letter of Transmittal and Consent (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message (as defined in the Statement), and any other required documents, to the principal office of the Depositary as set forth in the Letter of Transmittal and Consent, within three New York Stock Exchange trading days of the date of the execution of the Notice of Guaranteed Delivery and Consent.


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____________________________________      ________________________________
Name of Firm                                    Authorized Signature

___________________________________
Address                                   Title:__________________________

____________________________________
Postal/Zip Code                           Name:___________________________
                                                  (Please Type or Print)
____________________________________
Telephone No. (Including Area Code)
                                          Dated:______________________,2000

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NOTE:   DO NOT SEND CERTIFICATES FOR LYONs WITH THIS NOTICE.  LYONs
        CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL AND
        CONSENT.





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